EXHIBIT 10.52

                             SECURED REVOLVING NOTE

$1,500,000.00                                                       May 31, 2001


     FOR VALUE RECEIVED, DELTA COMPUTEC INC., a corporation organized under the laws of the State of New York (the "Borrower"), having its principal place of business at 900 Huyler Street, Teterboro, New Jersey 07608, hereby promises to pay in lawful money of the United States of America, to the order of KELTIC FINANCIAL PARTNERS, LP ("Lender"), having offices at 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), or so much thereof as shall from time to time be advanced to the Borrower pursuant to the terms and conditions of the Loan and Security Agreement between the Borrower and Lender being executed contemporaneously herewith (as the same may be amended, modified or extended from time to time, the "Loan Agreement"), together with interest as herein provided, on the Termination Date or as otherwise provided in the Loan Agreement. Each capitalized term used herein and not defined shall have the meaning of such term set forth in the Loan Agreement.

     1. All Revolving Loans shall be made in accordance with the terms of the Loan Agreement, and the date and amount of each Revolving Loan shall be recorded in separate ledgers maintained by Lender. All such Revolving Loans, whether or not so recorded, shall be due as part of this Note.

     2. The Borrower shall pay to Lender interest upon the outstanding principal balance of the Revolving Loans calculated on a daily basis, with each day representing 1/360th of a year. Interest shall be due and payable to Lender and paid as provided in the Loan Agreement on the first (1st) Business Day of each month. Any failure or delay by Lender in presenting statements for interest shall not discharge or relieve the Borrower of its obligation to make such interest payments. The interest rate that shall be used to calculate the amount of interest due each month shall be equal at all times to the Base Rate in effect from time to time during the period for which interest is being calculated plus two and one-half (2.50%) percentage points per annum. The rate of interest applicable hereto shall change as and when the Base Rate changes without notice to Borrower.

     3. To the extent permitted by law, upon the occurrence and during the continuance of any Event of Default, the rate of interest applicable to the Revolving Loans shall, at the option of Lender, increase to the Default Rate.
Anything contained herein or in the Loan Agreement to the contrary notwithstanding, at no time shall the rate of interest applicable hereto exceed the maximum allowed by law, and any amount paid by Borrower to Lender in excess of such maximum rate shall be deemed a payment of principal.

     4. Any payment received later than 12:00 noon (Eastern Time) on any Business Day shall be deemed to have been received on the next succeeding Business Day.

     5. Both interest and principal are payable to Lender in lawful money of the United States of America, in immediately available funds.

     6. This Note is subject to and governed by the terms and conditions of the Loan Agreement, all of which terms and conditions are incorporated herein by reference with the same force and effect as though set forth herein at length. All sums due hereunder are secured by the Collateral.

     7.  Automatically  upon the occurrence of an Event of Default  described in
Section 10.12 of the Loan Agreement, and at the option of Lender upon the occurrence of any other Event of Default, the aforesaid principal sum, or so much thereof as shall then remain unpaid, together with all arrearages of interest thereon, shall, without notice or demand, become due and payable immediately, anything hereinbefore contained to the contrary notwithstanding. Furthermore, Lender shall thereupon be entitled to exercise all of the remedies of a secured party at law or in equity, together with the rights and remedies provided to it under the Loan Agreement.

     8. The Borrower shall be liable for all costs, charges and expenses, and other sums incurred or advanced by Lender (including reasonable legal fees and disbursements) to preserve the Collateral, collect on the Obligations, protect Lender's interest in or realize on the Collateral or enforce Lender's rights against the Borrower or any Guarantor.

     9. The Borrower, and all other parties who at any time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of protest, and notice of dishonor of this Note, and authorize Lender, without notice, to grant any extension, postponement of time of payment, indulgence or any substitution, exchange or release of Collateral or any release of any party or Persons primarily or secondarily liable hereunder, and to accept partial payments on any accounts or instruments and to settle, compromise or adjust such accounts or instruments.

     10. As further security for the performance of the obligations hereunder, Borrower hereby gives Lender a general lien upon all property and assets heretofore or hereafter delivered to Lender, and Lender shall have the right of set-off, in accordance with the terms of the Loan Agreement in addition to any other rights conferred by statute or operation of law, with respect to any funds or tangible assets of Borrower that may, at any time, be in the possession of Lender or under Lender's custody and control.

     11. Lender is hereby authorized to disclose any financial or other information about the Borrower to any regulatory body or agency having jurisdiction  over  the  Lender,  or  to  any  present,  future  or  prospective participant or successor in interest in any loan or other financial accommodation made by Lender to Borrower. Lender shall request that each prospective participant or purchaser maintain the information and documentation submitted to such person or entity in confidence in accordance with their customary practices.

     12. Lender shall not, by any act, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Lender, and then only to the


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

extent set forth therein. A waiver as to any one event shall in no way be construed as continuing or as preventing the waiver or enforcement of such rights or remedies available to Lender on a subsequent event.

     13. The liability of the Borrower shall be absolute and unconditional, and without regard to the liability of any other party.

     14. The provisions herein contained shall bind and inure to the benefit of the Borrower and Lender and their respective legal representatives, successors and assigns (provided, however, that Borrower shall not assign this Note or its rights or obligations hereunder without first obtaining the written consent of Lender). Lender (and each subsequent assignee) may transfer and assign this Note, and its rights and obligations hereunder and deliver the Collateral to the assignee, who shall thereupon have all of the rights of Lender; and Lender (and each such subsequent assignee that in turn assigns as aforesaid) shall then be relieved and discharged of any responsibility or liability with respect to this Note and said Collateral.

     15.  THE  BORROWER  HEREBY  WAIVES  ALL  RIGHTS  TO A TRIAL  BY JURY IN ALL
LITIGATION RELATING TO THIS NOTE, THE LOAN AGREEMENT OR OTHER AGREEMENTS OR INSTRUMENTS BETWEEN BORROWER AND LENDER.

     16. For the purposes of this Note, wherever the term "Lender" shall be used, it shall refer to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

     17. The Borrower agrees that: (i) this Note shall be construed in accordance with and governed by the laws of the State of New York; (ii) any suit, action or proceeding to enforce this Note may be commenced in the State Supreme Court in Westchester County, New York, or any Federal District Court in the Southern District of New York; and (iii) it generally, irrevocably and unconditionally submits to and accepts for itself (and its successors and assigns) the jurisdiction of the aforesaid courts for the purpose of any such suit, action or proceeding and agrees not to contest the validity of any judgment rendered thereby in any other jurisdiction. The Borrower further waives and agrees not to assert, by way of motion as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the aforesaid courts or is otherwise immune from legal proceedings, or that any such suit, action or proceeding is brought in an inconvenient forum, that the venue of any such suit, action or proceeding is improper, or that the loan documents and/or agreements of the Borrower or the subject matter hereof may not be enforced by any such court.

                             SIGNATURES ON NEXT PAGE


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     IN WITNESS WHEREOF,  the undersigned has caused these presents to be signed by its proper corporate officers and its proper corporate seal to be hereto affixed as of the day and year first written above.


ATTEST:                                     DELTA COMPUTEC INC.




By: /s/ Mary Metrick                        By: /s/ John DeVito
   ---------------------------------           ---------------------------------
   Name: Mary Metrick                          Name: John DeVito
   Title: Assistant Secretary                  Title: President


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